UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS
(Exact name of registrant as specified in charter)

     9 Executive Park Drive, Suite B, Clifton Park, NY 12065
(Address of principal executive offices)                 (Zip code)

John B. Walthausen Walthausen Funds 9 Executive Park Drive, Suite B, Clifton Park, NY 12065 (Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: July 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

WALTHAUSEN SMALL CAP VALUE FUND

SEMI-ANNUAL REPORT July 31, 2009

Walthausen Small Cap Value Fund Semi-Annual Report July 31, 2009

Dear Fellow Shareholders,

During the first six months of our 2010 fiscal year, we have witnessed a dramatic turnaround in the equity markets. In February, it seemed that there was no bottom to equity prices, and talk of a deep and lasting economic depression was rampant. Our stance then was that this appeared to be an unlikely scenario given our government, and the governments of other major economic powers, were making a commitment that, whatever the cost, no more "major financial institutions" would fail. Some would be merged out of existence, but they would not fail. This, combined with risk free rates falling to almost zero, and the institution of multiple government programs to reignite the economy, led us to believe that we would see a recovery in the economy. We did not know when or how strong the recovery would be, but we felt confident of this outcome. As a consequence, we stayed fully invested as equity prices continued to decline.

In early March, without the proverbial ringing of any bell, stock prices began to firm, closing the month with strong gains. Though doom and gloom predictions continued, and some indicators, particularly lagging ones like the unemployment rate, continued to paint a bleak picture, the value of the Fund appreciated in each month from the March lows through to the end of July.

As we consider the contributing factors in the Fund's performance, it was the more cyclical sectors, Materials, Consumer Discretionary and Information Technology, which led the way. We were overweight in stocks within those groups, as well as being more moderately weighted in defensive sectors like Utilities, Telecom Services and Financials.

Looking ahead, we continue to believe that the economic recovery suggested by this strong market rally will take hold. We see increasing signs of economic stability and improving health in the credit markets. Both of these factors bode well for the equity markets. However, we are cautious about the likely market behavior as the recovery unfolds, and continue to apply our well established practice of building a portfolio of stocks where we see underappreciated strengths or signs of unrecognized opportunities for fundamental improvements in profitability. Our portfolio remains biased towards companies which will benefit from a recovering economy.

Thank you for your continued support.

Sincerely,

John Walthausen

2009 Semi-Annual Report 1

WALTHAUSEN SMALL CAP VALUE FUND

WALTHAUSEN SMALL CAP VALUE FUND by Sectors (Unaudited) (as a percentage of Net Assets)

        * Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION (Unaudited)

7/31/09 NAV $9.12

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIOD ENDED JULY 31, 2009

		Year		Since
	6 Month(A)	to Date(A)	1 Year(A)	Inception(A)
Walthausen Small Cap Value Fund	29.36%	14.72%	-11.71%	-5.96%
Russell 2000® Value Index(B)	23.42%	5.79%	-20.67%	-15.01%

(A)6 Month, Year to Date, 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Small Cap Value Fund was February 1, 2008. 6 Month and Year to Date performance are not annualized.

(B)The Russell 2000® Value Index (whose composition is different from that of the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428.

2009 Semi-Annual Report 2

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including investment advisor fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	February 1, 2009 to
	February 1, 2009	July 31, 2009	July 31, 2009

Actual	$1,000.00	$1,293.62	$8.25

Hypothetical	$1,000.00	$1,017.60	$7.25
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2009 Semi-Annual Report 3

Walthausen Small Cap Value Fund
		Schedule of Investments
		July 31, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Air-Condition & Warm Air Heating Equipment & Commercial & Industrial Refrigeration Equipment
4,575	AAON Inc.	$ 89,716	0.78%
Aircraft & Parts
11,550	Hawk Corp. Class A *	164,587	1.42%
Chemicals & Allied Products
8,775	Arch Chemicals Inc.	232,976
51,080	Solutia Inc. *	456,655
		689,631	5.96%
Computer Peripheral Equipment
11,537	Astro-Med Inc.	64,146	0.55%
Crude Petroleum & Natural Gas
7,750	Arena Resources Inc. *	252,883
19,400	Gulfport Energy Corp. *	135,218
25,050	Northern Oil and Gas, Inc. *	165,079
3,655	Whiting Petroleum Corp. *	167,984
		721,164	6.23%
Cutlery, Handtools & General Hardware
42,450	Lifetime Brands, Inc. *	178,290	1.54%
Dental Equipment & Supplies
1,900	Young Innovations Inc.	48,108	0.42%
Drilling Oil & Gas Wells
4,815	Atwood Oceanics Inc. *	138,865	1.20%
Electric Lighting & Wiring Equipment
6,450	Thomas & Betts Corp. *	171,828	1.49%
Electrical Industrial Apparatus
8,630	Woodward Governor Co.	169,493	1.47%
Electronic Components & Accessories
58,120	Vishay Intertechnology Inc. *	413,233	3.57%
Electronic Components, NEC
54,240	Hutchinson Technology Inc. *	177,365	1.53%
Fire, Marine & Casualty Insurance
3,179	Baldwin & Lyons Inc.	68,889
5,175	Platinum Underwriters Holdings Ltd. (Bermuda)	174,656
5,000	Specialty Underwriters Alliance Inc. *	33,150
		276,695	2.39%
Food & Kindred Products
6,305	Flowers Foods Inc.	148,987	1.29%
Greeting Cards
10,980	CSS Industries Inc.	254,736	2.20%
Hospital & Medical Service Plans
1,375	American Physicians Capital, Inc.	61,174
8,000	Molina Healthcare Inc. *	180,400
		241,574	2.09%
Industrial Inorganic Chemicals
2,275	American Pacific Corp. *	18,428	0.16%
Industrial Instruments For Measure Display and Control
2,180	K-Tron International, Inc. *	191,796	1.66%
Insurance Carriers, NEC
18,970	Hallmark Financial Services Inc. *	124,823	1.08%
Machine Tools, Metal Cutting Types
53,540	Thermadyne Holdings Corp. *	255,386	2.21%
Metal Forgings & Stampings
14,280	Ladish Co. Inc. *	157,080	1.36%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 4

Walthausen Small Cap Value Fund
		Schedule of Investments
		July 31, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Miscellaneous Electrical Machinery, Equipment & Sales
14,765	Ultralife Corp. *	$ 94,791	0.82%
Miscellaneous Furniture & Fixtures
10,500	Knoll Inc.	102,795	0.89%
Miscellaneous Transportation Equipment
3,450	Polaris Industries, Inc.	130,651	1.13%
Mortgage Bankers & Loan Correspondents
18,425	Ocwen Financial Corp. *	262,556	2.27%
Motor Vehicle Parts & Accessories
15,200	Drew Industries Inc. *	291,688	2.52%
National Commercial Banks
4,089	FirstMerit Corp.	76,383
3,700	Sterling Bancorp	29,859
2,880	Suffolk Bancorp	84,960
		191,202	1.65%
Paper Mills
43,425	KapStone Paper and Packaging Co. *	218,862	1.89%
Plastic Materials, Synth Resin
13,800	Hexcel Corp. *	140,898	1.22%
Pulp Mills
111,500	Mercer International Inc. (Canada) *	63,555	0.55%
Railroad Equipment
5,625	Portec Rail Products Inc.	56,531	0.49%
Refrigeration & Service Industries
20,300	Standex International Corp.	254,359	2.20%
Retail - Drug Stores and Proprietary Stores
23,300	BioScrip Inc. *	137,703	1.19%
Retail - Retail Stores, NEC
33,075	Sally Beauty Holdings Inc. *	230,863	2.00%
Retail - Women's Clothing Stores
7,325	Dress Barn Inc. *	114,197	0.99%
Search, Detection, Navagation, Aeronoautical Systems
840	LaBarge Inc. *	8,879	0.08%
Security Brokers, Dealers & Flotation Companies
3,550	KBW, Inc. *	103,624	0.90%
Services - Automotive Repair, Services & Parking
1,900	Monro Muffler Brake Inc.	50,521	0.44%
Services - Business Services NEC
16,550	CBIZ Inc. *	108,237
17,500	Premiere Global Services, Inc. *	167,825
		276,062	2.39%
Services - Commercial Physical & Biological Research
11,575	Parexel International Corp. *	179,065	1.55%
Services - Computer Processing & Data Preperation
9,135	CSG Systems International Inc. *	152,372	1.32%
Services - Computer Programming, Data Processing, Etc.
29,800	United Online Inc.	273,564	2.37%
Services - Educational Services
9,700	Nobel Learning Communities Inc. *	115,236	1.00%
Services - Equipment Rental & Leasing, NEC
8,990	McGrath Rentcorp	172,788	1.49%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 5

Walthausen Small Cap Value Fund
		Schedule of Investments
		July 31, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Help Supply Services
15,465	CDI Corp.	$ 196,406	1.70%
Services - Hospitals
8,805	Rehabcare Group Inc. *	211,848	1.83%
Services - Management Consulting
5,400	Corporate Executive Board Co.	101,412	0.88%
Services - Membership Organizations
21,940	Interval Leisure Group, Inc. *	231,467	2.00%
Services - Prepackaged Software
27,400	Actuate Corp. *	143,302
14,100	Vital Images Inc. *	188,094
		331,396	2.86%
State Commercial Banks
5,530	Bryn Mawr Bank Corp.	101,365
1,595	First Financial Bankshares Inc.	84,009
1,175	Hancock Holding Co.	47,458
15,025	Sterling Bancshares Inc.	121,252
		354,084	3.06%
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
8,690	Commercial Metals Co.	143,733	1.24%
Surgical & Medical Instruments & Apparatus
11,575	Hill-Rom Holdings, Inc.	198,395	1.71%
Textile Mill Products
66,660	Lydall Inc. *	216,645	1.87%
Water Transportation
5,050	Kirby Corporation *	186,901	1.62%
Wholesale - Apparel, Piece Goods
13,525	Delta Apparel Inc. *	114,286	0.99%
Wholesale - Durable Goods
8,025	School Specialty Inc. *	179,519	1.55%
Wood Household Furniture (No Upholstered)
8,750	Ethan Allen Interiors Inc.	111,388	0.96%
Total for Common Stock (Cost $9,830,498)		$ 10,896,173	94.22%
REAL ESTATE INVESTMENT TRUSTS
20,125	Walter Investment Management Corp.	$ 270,681	2.34%
Total for Real Estate Investment Trusts (Cost $186,034)
CASH EQUIVALENTS
297,480	Fidelity Institutional Treasury Money Market Fund - Class I 0.16% ***	297,480	2.57%
Total for Cash Equivalents (Cost $297,480)
Total Investment Securities		11,464,334	99.13%
	(Cost $10,314,012)
Other Assets In Excess of Liabilities		100,164	0.87%
Net Assets		$ 11,564,498	100.00%

* Non-Income Producing Securities. *** Variable rate security; the yield rate shown represents the rate at July 31, 2009. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 6

Walthausen Small Cap Value Fund

Statement of Assets and Liabilities (Unaudited)
July 31, 2009

Assets:
Investment Securities at Market Value	$ 11,464,334
(Cost $10,314,012)
Cash	50,000
Dividend Receivable	1,345
Interest Receivable	25
Receivable for Securities Sold	110,250
Total Assets	11,625,954
Liabilities:
Payable for Securities Purchased	48,393
Payable to Advisor for Service Fees (Note 4)	4,054
Payable to Advisor for Management Fees (Note 4)	9,009
Total Liabilities	61,456
Net Assets	$ 11,564,498

Net Assets Consist of:
Paid In Capital (Note 5)	$ 11,607,912
Accumulated Net Investment Income/(Loss)	(4,657)
Accumulated Realized Loss on Investments - Net	(1,189,079)
Unrealized Appreciation in Value of Investments
Based on Identified Cost - Net	1,150,322
Net Assets, for 1,268,105 Shares Outstanding	$ 11,564,498
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($11,564,498/1,268,105 shares)	$ 9.12
Redemption Price Per Share ($9.12 * 0.98) (Note 2)	$ 8.94

Statement of Operations (Unaudited)
For the six months ended July 31, 2009

Investment Income:
Dividends	$ 59,949
Interest	19
Total Investment Income	59,968
Expenses:
Management Fees (Note 4)	44,569
Service Fees (Note 4)	20,056
Total Expenses	64,625

Net Investment Loss	(4,657)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(675,987)
Net Change in Unrealized Appreciation on Investments	3,183,332
Net Realized and Unrealized Gain on Investments	2,507,345

Net Increase in Net Assets from Operations	$ 2,502,688

The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 7

Walthausen Small Cap Value Fund

Statement of Changes in Net Assets	(Unaudited)
	2/1/2009		2/1/2008*
	to		to
	7/31/2009		1/31/2009
From Operations:
Net Investment Loss	$ (4,657)		$ (17,043)
Net Realized Loss on Investments	(675,987)		(513,092)
Change in Net Unrealized Appreciation/(Depreciation)	3,183,332		(2,033,010)
Increase/(Decrease) in Net Assets from Operations	2,502,688		(2,563,145)
From Distributions to Shareholders:
Net Investment Income	-		-
Net Realized Gain from Security Transactions	-		-
Change in Net Assets from Distributions	-		-
From Capital Share Transactions:
Proceeds From Sale of Shares	1,422,808		11,013,513
Proceeds From Redemption Fees (Note 2)	353		206
Shares Issued on Reinvestment of Dividends	-		-
Cost of Shares Redeemed	(726,071)		(185,854)
Net Increase (Decrease) from Shareholder Activity	697,090		10,827,865

Net Increase (Decrease) in Net Assets	3,199,778		8,264,720

Net Assets at Beginning of Period	8,364,720		100,000
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income (Loss) of ($4,657) and $0, respectively)	$ 11,564,498		$ 8,364,720

Share Transactions:
Issued	185,044		1,196,623
Reinvested	-		-
Redeemed	(103,466)		(20,096)
Net Increase in Shares	81,578		1,176,527
Shares Outstanding Beginning of Period	1,186,527		10,000
Shares Outstanding End of Period	1,268,105		1,186,527

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	2/1/2009		2/1/2008*
	to		to
	7/31/2009		1/31/2009
Net Asset Value -
Beginning of Period	$ 7.05		$ 10.00
Net Investment Loss (a)	0.00		(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized)	2.07		(2.93)
Total from Investment Operations	2.07		(2.95)

Distributions (From Net Investment Income)	-		-
Distributions (From Realized Capital Gains)	-		-
Total Distributions	-		-

Proceeds from Redepmtion Fee (Note 2)	-	+	-	+

Net Asset Value -
End of Period	$ 9.12		$ 7.05
Total Return (b)	29.36%	***	(29.50)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 11,564		$ 8,365
Ratio of Expenses to Average Net Assets	1.45%	**	1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.10)%	**	(0.27)%
Portfolio Turnover Rate	42.70%	***	133.28%

* Commencement of Operations.      ** Annualized.        *** Not Annualized. + Redemption fees per share are less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 8

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SMALL CAP VALUE FUND
July 31, 2009
(UNAUDITED)

1.) ORGANIZATION:
Walthausen Small Cap Value Fund (the "Fund") was organized as a diversified series of the Walthausen Funds (the "Trust") on January 14, 2008. The Trust is an open-end investment company. The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on February 1, 2008. At present, the Fund is the only series authorized by the Trust. The Fund's investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2008), or expected to be taken in the Fund’s 2009 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the six months ended July 31, 2009, proceeds from redemption fees amounted to $353.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2009 Semi-Annual Report 9

Notes to the Financial Statements (Unaudited) - continued

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific indentification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

SUBSEQUENT EVENTS:
Management has evaluated subsequent events through October 2, 2009, the date the financial statements were issued.

3.) SECURITIES VALUATIONS
As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including real estate investment trusts). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in level 2 or level 3, when appropriate.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading

2009 Semi-Annual Report 10

Notes to the Financial Statements (Unaudited) - continued

units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of July 31, 2009:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$10,896,173	$0	$0	$10,896,173
Real Estate Investment Trusts	270,681	0	0	270,681
Cash Equivalents	297,480	0	0	297,480
Total	$11,464,334	$0	$0	$11,464,334

The Fund did not hold any Level 3 assets during the six month period ended July 31, 2009.

The Fund adopted FASB Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") effective February 1, 2009. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund did not invest in derivative instruments during the six months ended July 31, 2009.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Advisor (the "Services Agreement"), the Advisor renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary or non-recurring expenses. For its services, the Advisor receives a service fee equal to 0.45% of the average daily net assets of the Fund.

For the six months ended July 31, 2009, the Advisor earned management fees totaling $44,569, of which $9,009 was due to the Advisor at July 31, 2009. For the same period, the Advisor earned service fees of $20,056, of which $4,054 was due to the Advisor at July 31, 2009.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

2009 Semi-Annual Report 11

Notes to the Financial Statements (Unaudited) - continued

The Trustees who are not interested persons of the Fund were each paid Trustees’ fees of $400 plus travel and related expenses for the six months ended July 31, 2009. Under the Management Agreement, the Advisor pays these fees.

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid in capital at July 31, 2009 was $11,607,912 representing 1,268,105 shares outstanding.

6.) PURCHASES AND SALES OF SECURITIES
For the six months ended July 31, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $4,686,856 and $4,290,523, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at July 31, 2009 was $10,314,012. At July 31, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$2,404,433	($1,254,111)	$1,150,322

There were no differences between book basis and tax basis unrealized appreciation.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2009, Wells Fargo Investments for the benefit of its customers held, in aggregate, 34.21% of the shares of the Fund, and therefore may be deemed to control the Fund.

9.) DISTRIBUTIONS TO SHAREHOLDERS
There were no distributions paid during the six months ended July 31, 2009 and during the fiscal year ended January 31, 2009.

10.) CAPITAL LOSS CARRYFORWARD
At January 31, 2009, the Fund had available for federal tax purposes an unused capital loss carryforward of $119,641 which expires in 2017. Capital loss carryforwards are available to offset future realized capital gains. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

2009 Semi-Annual Report 12

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2009 Semi-Annual Report 13

Board of Trustees
Edward A. LaVarnway
Hany A. Shawky
John B. Walthausen
Clara K. Wentland

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
The Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Walthausen
Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SMALL CAP VALUE FUND
9 Executive Park Drive, Suite B
Clifton Park, NY 12065

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/ John B. Walthausen John B. Walthausen President Date: 9/29/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated

By: /s/ John B. Walthausen John B. Walthausen President Date: 9/29/09

By: /s/ Mark L. Hodge Mark L. Hodge Chief Financial Officer Date: 9/29/09